United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2016

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2016, Dennis B. Story, Executive Vice President, Chief Financial Officer, and Treasurer, resigned from Manhattan Associates, Inc. (the "Company"), effective June 30, 2016, to pursue personal and other business interests. Mr. Story served the Company for ten years. The Company is in the process of identifying a successor.

Item 7.01  Regulation FD Disclosure.

A press release announcing Mr. Story's resignation is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated April 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By:  /s/ Bruce S. Richards

Bruce S. Richards

Senior Vice President, Chief Legal Officer and Secretary

Dated:  April 27, 2016

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 27, 2016